Fees Summary	Jan. 21, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 16,561,034.77
Previously Paid Amount	(0)
Total Fee Amount	2,287.07
Total Offset Amount	2,269.90
Net Fee	$ 17.18